UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2010

BIOFIELD CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-27848	13-3703450
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

175 Strafford Avenue, Wayne, PA 19087
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (215) 972-1717

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite #206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On July 14, 2010, Biofield Corporation, a corporation organized under the laws of the State of Delaware (the “Company”) acquired 510 shares, representing a 51% equity interest, of Sky Unicorn Holdings Limited (“Sky”) from the David Bruce Hong, the Company’s Chief Executive Officer, in consideration for $510.  In addition, James MacKay, Chairman of the Company, acquired 480 shares, representing a 48% equity interest in Sky from Mr. Hong.  Mr. Hong retained a 1% equity interest or 10 shares of Sky.

On August 31, 2010, Sky and The Mackay Group (“Mackay”) entered into an Assignment of Master License Agreement pursuant to which Mackay assigned its interest in the Master License Agreement dated July 2007 by and between the Company and Mackay to Sky.

Effective August 16, 2010, Sky entered into an Exclusive Distribution Agreement (the “August 16 Agreement”) with InfraScan, Inc., a corporation organized under the laws of the State of Delaware (“InfraScan”).  As per the specific terms of the August 16 Agreement, Sky was appointed Exclusive Distributor for a term of three years of the Infrascanner Hematoma Detection System and Infrascanner Disposable Shields for use in acute care hospitals and emergency medical markets in the Philippines as well as in Boxing, Rugby, and Soccer (European Football) sport clubs, worldwide.

Effective August 19, 2010, Sky entered into a separate Exclusive Distribution Agreement (the “August 18 Agreement”) with Eifla International, a company incorporated in the United Kingdom (“Eifla”).  As per the specific terms of the August 19 Agreement, Eifla was appointed Exclusive Distributor for a term of three years of the Infrascanner Hematoma Detection System and Infrascanner Disposable Shields in Boxing, Rugby, and Soccer (European Football) sport clubs, worldwide but excluding acute care hospitals and emergency medical care markets.

Item 9.01           Financial Statements and Exhibits

Exhibits:	Description:
99.1	Exclusive Distribution Agreement between Sky Unicorn Holdings Limited and InfraScan, Inc. dated, August 16, 2010*

99.2	Exclusive Distribution Agreement between Sky Unicorn Holdings Limited and Eifla International dated, August 19, 2010*

99.3	Assignment of Master License Agreement between the Mackay Group and Sky Unicorn Holdings Limited
*Portions of this exhibit have been redacted pursuant to a request for confidential treatment submitted to the Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFIELD CORP.

Date: September 14, 2010	By:	/s/ David Bruce Hong
David Bruce Hong
Chief Executive Officer